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                                                                      Exhibit 23

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
Nos. 333-56975, 333-67441, 333-83561 and 333-45710 of Cost Plus, Inc. and
subsidiaries on Form S-8 of our report dated March 12, 2001, incorporated by reference in this Annual Report on Form 10-K of Cost Plus, Inc. and subsidiaries for the year ended February 3, 2001.

San Francisco, California
May 1, 2001